EXHIBIT 10.13

This Lease Agreement, made the ______ day of _____________________, 19___,

          Between John Donato, Jr., d/b/a Donato Construction Company, Inc.

residing or located at Two Industrial Way West in the Borough of Eatontown in the County of Monmouth and State of New Jersey, herein designated as the Landlord,

          And Charles S. Brand, d/b/a M M Tech

residing or located at 175 Boundary Road in the Town of Colts Neck in the County of Monmouth and State of New Jersey, herein designated as the Tenant;

          Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:
Leasing approximately 3,700 square feet of Hi-Tech space located on the west side of 246 Industrial Way West, Eatontown, New Jersey for a term of Three (3) months commencing on February 1, 1994, and ending on April 30, 1994 to be used and occupied only and for no other purpose than research and development of cable and wireless systems.

          Upon the following Conditions and Covenants:

          1st: The tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of Seventy Eight Hundred Sixty Two Dollars ($7,862.00) in the following manner: Twenty Six Hundred Twenty One
Dollars ($2,621.00) per month. This will include all taxes, common area maintenance and utilities.

          2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

          3rd: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

          4th: The Tenant shall not assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any party thereof; nor occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty. Landlord will not withhold its reasonable consent for assignment.

          5th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alternations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to an become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

          6th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event, however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such
insurance   carriers   shall  have  no  recourse   against  the   Landlord   for
reimbursement.

          7th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

          8th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

          9th: [GARBLED UNINTELLIGIBLE LANGUAGE] of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace [garbled unintelligible language] restore any destroyed parts of the premises, as [garbled unintelligible language] as possible, at the Tenant's own cost and expense.

          10th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto. The reasonable consent of the Landlord shall not be withheld.

          11th: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

          12th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

          13th: The Tenant has this day deposited with the Landlord the sum of $3,500.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

          14th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner. Any increase over the base year for 1994.

          15th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

          16th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and/or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

          17th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month. Tenant will have 15 days to cure any default.

          18th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise without liability for damages.

          19th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

          20th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

          21st: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

          22nd: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

          23rd: The various rights, remedies, options and elections of the Landlord, expressed herein, are [garbled unintelligble language] and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

          24th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

          25th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

          26th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

          27th: The Tenant will be responsible for $1,000,000.00 in Liability Insurance.

          28th: The demised floor plan is attached as Exhibit 1.

          29th: Should the Landlord need the demised area, he will relocate the Tenant with sixty (60) days notice to a space which is equal to or better than the existing space. The Landlord will pay for the costs of the move. Space shall be equal to or better than the existing one, in the same building or the same industrial center.

          The tenant has the right to extend the Lease  for 8  additional  three
(3) month period under the same terms and conditions.

          The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

          In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

          In Witness Whereof, the parties hereto have hereunto set their hands and seals, or cause these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.


Signed, Sealed and Delivered                /s/John Donato, Jr.
in the presence of or attested by           _________________________________
                                            John Donato, Jr. d/b/a      Landlord
                                            Donato Construction Co.


____________________________                /s/Charles S. Brand
                                            ____________________________________
                                            Charles S. Brand d/b/a        Tenant
                                              M M Tech

State of New Jersey, County of                       } ss.:   Be it Remembered,

that   on    ___________________,    19____,    before   me,   the   subscriber,
_______________________                    personally                   appeared
_________________________________________________,    who,   I   am   satisfied,
_______________________________ the person named in and who executed the within Instrument, and thereupon _____________ acknowledged that _______________ signed, sealed and delivered the same as ____________ act and deed, for the uses and purposes therein expressed.


                                            ____________________________________


State of New Jersey, County of                        } ss.:   Be it Remembered,

that   on    ___________________,    19____,    before   me,   the   subscriber,
_______________________                    personally                   appeared
_________________________________________________,  who,  being by me duly sworn on h_____ oath, deposes and makes proof to my satisfaction, that he is the _______________________ Secretary of ___________________________________________
the Corporation named in the within Instrument; that ___________________________________ is the __________________ President of said
Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _________________________ President as and for the voluntary act and deed of said Corporation, in presence of deponent, who thereupon subscribed h______ name thereto as attesting witness.


Sworn to and subscribed before me,
the date aforesaid.                         ____________________________________


Prepared by:

                                      Lease
            _______________________________________________________
                             DONATO CONSTRUCTION CO.

                                       TO

                                    M M TECH

          __________________________________________________________

                      Dated,                         , 19
          __________________________________________________________

                              Expires, May 31, 1994

                                Rent, $10,500.00

                           LEASE AMENDMENT

         WHEREAS, John Donato, Jr., t/a Mid Atlantic Industrial Co.,

(Landlord)

                                       and

                       Charles S. Brand, t/a mm-Tech, Inc.

(Tenant)

have entered into a Lease dated January 24, 1994, covering premises located at 246 Industrial Way West, Eatontown, New Jersey 07724 and;

          WHEREAS, the aforesaid parties desire to add the following terms to the said Lease.

          NOW, THEREFORE, in consideration of One ($1.00) Dollar and other good and valuable consideration the parties agree as follows:

          1. There shall be four additional three month renewals at tenant's option with two months notice to Landlord.

          2. mm-Tech, Inc., shall have first option on the space contiguous to theirs, and mm-Tech, Inc., shall be allowed to utilized the space behind them (to the North) for storage, in the interim at a cost of $5.00 per square foot gross - if said storage is for more than thirty (30) days.

          3. As discussed, mm-Tech, Inc. would be agreeable under the above conditions to splitting the difference, at $3,100.00 per month.

          All other terms and conditions of said Lease shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have set their hands and seals this _____day of __________, 1994.


WITNESS:

/s/ Anna S. Mayer                           /s/John Donato, Jr.
________________________________            ______________________________
                                            JOHN DONATO, JR., (Landlord)


________________________________            /s/Charles S. Brand
                                            ______________________________
                                            mm-Tech, Inc. (Tenant)

                                 LEASE AMENDMENT

          WHEREAS, John Donato, Jr., t/a Mid Atlantic Industrial Co., (landlord)

                                       and

                             mm-Tech, Inc. (Tenant)

have entered into a Lease dated January 24, 1994, and further amended as of April, 1994 covering the premises located at 246 Industrial Way WEST, Eatontown, New Jersey. We hereby amend the terms and conditions of the aforesaid Lease follows and:

          WHEREAS,  the aforesaid parties desire to extend the terms of the said
Lease:

          NOW, THEREFORE, in consideration of One ($1.00) Dollar and other good and valuable consideration the parties agree as follows:

          1. The Tenant will move into 7000 sq. ft. in Bays 4 & 5 of 20 Meridian Road on or about April 1, 1995, when the Landlord has completed fit up as outlined on the attached exhibit.

          2. Term of occupancy will be for 5 years from commencement date. The rent will be as follows:

          $5.50 per square foot, triple net for year 1 on 4800 sq. ft. for a total of $26,400.

          $6.00 per square foot, triple net for year 2 on 7000 sq. ft. for a total of $42,000.

          $6.50 per square foot, triple net for year 3 on 7000 sq. ft. for a total of $45,500.

          $7.15 per sq. foot, triple net for years 4 & 5 on 7000 sq. ft. for a total of $50,500 per year.

          3. Should the Tenant desire to terminate the Lease after the first year, Tenant will pay 3 months rent as penalty. Tenant must notify Landlord 3 months prior to any termination.

          4. It is hereby agreed by all parties concerned that the Lease for 20 Meridian will be a completely net Lease with the Tenant being responsible for it's pro rata share of taxes, common area maintenance, as well as his utilities. The Tenant will be billed on a monthly basis for these costs. The Tenant will make arrangements with the appropriate utility companies to provide service to the facility.

          5. Landlord will provide Tenant with fit up as outlined on the attached exhibit, will obtain Certificate of Occupancy and represents that premises will comply with all municipal and other governmental codes and ordinances.

          All other non conflicting terms and conditions of said Lease shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have set their hands and seals this 27 day of March, 1995.

WITNESS:


/s/Hugh J. McGee                                     /s/John Donato, Jr.
____________________________                         __________________________
                                                     JOHN DONATO, JR. (Landlord)


/s/Hugh J. McGee                                     /s/Charles S. Brand
____________________________                         ___________________________
                                                     mm-Tech, Inc.      (Tenant)

                              LEASE AMENDMENT No. 3


          THIS LEASE AMENDMENT No. 3 dated as of October ____, 1996, ("Amendment") by and between WHMBL REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at 1650 Tysons Boulevard, 4th Floor, McLean, Virginia 22102 ("Landlord"), and Charles S. Brand d/b/a mm-Tech, Inc. ("Tenant").

                                    RECITALS

          1. Tenant and Landlord's predecessor-in-interest, John Donato, Jr., entered into a Lease dated January 24, 1994, and Lease Amendments dated April 11, 1994 and March 27, 1995 (the lease, as amended, the "Lease").

          2. Landlord and Tenant now desire to modify the Lease on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises and premises set forth herein, the parties agree as follows:

          1. Expansion of Premises. Landlord shall perform the work set forth on Exhibit A annexed hereto and made a part hereof. Upon the date ("Expansion Commencement Date") of delivery by Landlord to Tenant of a Certificate of Occupancy for Bay 6 at 246 Industrial Way West, Eatontown, N.J., Tenant shall accept Bay 6 as part of the premises, and any and all references to the "premises" in the Lease shall include, without limitation, Bay 6. Landlord and Tenant agree Bay 6 contains 4,514 square feet.

          2. Increase in Basic Rent. From and after the Expansion Commencement Date the rent otherwise payable pursuant to paragraph 2 of the March 27, 1995 Amendment will be increased for the remaining term of the Lease by $1.14 per square foot per year for 7,000 square feet, i.e., $7,980 per year, for each year or partial year of the remaining term payable in additional monthly payments of $665. Additionally, the basic rent payable for Bay 6 will be as follows:

               $6.50 per square foot, triple net for year 1 of the expansion, i.e., from the Expansion Commencement Date to the day before the first anniversary of the Expansion Commencement Date, on 4,514 sq. ft., for a total of $29,341.

               $7.15 per square foot, triple net, for each year commencing on an anniversary of the Expansion Commencement Date, and ending on the day prior to the next anniversary of the Expansion Commencement Date.

          3. Term. Landlord and Tenant acknowledges the current term of the Lease commenced on April 1, 1995 and shall terminate on March 31, 2000.

          4. Elimination of Options: Tenant acknowledges that it has no renewal or expansion options.

          5. Limited Termination Right. Tenant's right to terminate the Lease as set forth in paragraph 3 of the March 27, 1995 Amendment is terminated. Tenant may not terminate the Lease as to Bay 4 or Bay 5. However, Tenant, on three (3) months prior notice to Landlord, and the payment of the next three (3) months rent due in connection with Bay 6 pursuant to this Amendment No. 3, may terminate this Lease as to Bay 6 only.

          6. Estoppel. Tenant hereby releases Landlord from any and all claims and damages whatsoever arising from any act or failure to act on the part of the Landlord (including, without, limitation, any of Landlord's predecessors-in-interest) at any time prior to the date hereof.

          7. Broker. Tenant acknowledges that Tenant has not talked to any broker or other person in connection with this Lease Amendment No. 3 other than Sheldon Gross Realty, Inc., which Landlord shall pay by separate agreement. Tenant shall indemnify, defend and hold Landlord harmless from and against any claims, damages, demands, penalties, costs or expenses due to any other party who claims a brokerage or finder's fee or other compensation in connection with the Lease or this Amendment No. 3 due to the alleged acts of Tenant. This indemnification shall include, without limitation, the cost of enforcing this indemnity.

          8. Lease in Full Force and Effect. Except as specifically set forth herein, all terms and provisions of the Lease shall continue in full force and effect. Without limiting the prior sentence, paragraph 4 of the March 27, 1995 Amendment remains in full force and effect and applies to Bay 6. Accordingly, Tenant's pro rata share of taxes and common area maintenance shall increase to reflect the taxes and common area maintenance attributable to Bay 6, and Tenant shall pay utilities, and all other amounts as to Bay 6 as well as the balance of the premises. If there are any conflicts between the terms and provisions of this Amendment No. 3 and the Lease, the terms and provisions of the Amendment No. 3 shall prevail.

          IN WITNESS WHEREOF, the parties have executed and delivered this Lease Amendment No. 3 as of the day and year first above written.


                                           LANDLORD:

                                           WHMBL REAL  ESTATE  PARTNERSHIP,
                                           a Delaware  limited partnership


                                           By:      WHMBL Gen-Par, Inc.
                                                    it's General Partner


                                           By:   /s/Richard Schreiber
                                                 __________________________
                                                 Name:  Richard Schreiber
                                                 Title: Assistant Vice President

                                           TENANT:

                                           CHARLES S. BRAND
                                           d/b/a mm-Tech, Inc.


                                           /s/Charles S. Brand
                                           _______________________________
                                           CHARLES S. BRAND

                                    EXHIBIT A

          The totality of work to be performed by landlord as follows:

Enclosed is a scale drawing of bays 4, 5, & 6 with the modifications identified.

         1.       Add a door.
         2.       Remove entire wall.
         3.       Add three walls and two doors.
         4.       Widen opening.
         5.       Remove entire wall.
         6.       Add wall with double doors.
         7.       Add two walls.
         8.       Remove one wall; add two walls and one door.
         9.       Remove two walls.
         10.      Cut one doorway.